UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011
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TRANSCEND SERVICES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(678) 808-0600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 30, 2011, Transcend Services, Inc. (“Transcend”) successor-by-merger to Medical Dictation Services, Inc., (“MDSI”) and Regions Bank (“Regions”) entered into an Amendment to Loan and Security Agreement (the “Amendment”) with respect to the Loan and Security Agreement among Transcend, MDSI and Regions dated as of August 31, 2009 (the “Loan Agreement”). The Company and MDSI were both a “Borrower” under the Loan Agreement. The Amendment modifies the definitions of permitted acquisitions, projections and certain covenants, increases the revolving credit limit to $10,000,000 and extends the term of the revolving credit agreement to August 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(a)	The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1	Sixth Amendment to Loan and Security Agreement, by and between Transcend Services, Inc. and Regions Bank, dated September 30, 2011

10.2	Amended and Restated Revolving Note dated September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: October 3, 2011	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sixth Amendment to Loan and Security Agreement, by and between Transcend Services, Inc. and Regions Bank, dated September 30, 2011

10.2	Amended and Restated Revolving Note dated September 30, 2011